Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 19 INCOME TAXES

The components of income tax expense were:

Year Ended December 31 (Dollars in Millions)	2014	2013	2012
Federal
Current	$1,888	$1,885	$1,853
Deferred	(126)	(83)	45

Federal income tax	1,762	1,802	1,898
State
Current	331	216	334
Deferred	(6)	14	4

State income tax	325	230	338

Total income tax provision	$2,087	$2,032	$2,236

A reconciliation of expected income tax expense at the federal statutory rate of 35 percent to the Company’s applicable income tax expense follows:

Year Ended December 31 (Dollars in Millions)	2014	2013	2012
Tax at statutory rate	$2,798	$2,717	$2,704
State income tax, at statutory rates, net of federal tax benefit	211	150	220
Tax effect of
Tax credits and benefits, net of related expenses	(701)	(648)	(479)
Tax-exempt income	(205)	(212)	(219)
Noncontrolling interests	(20)	37	55
Other items	4	(12)	(45)

Applicable income taxes	$2,087	$2,032	$2,236

The tax effects of fair value adjustments on securities available-for-sale, derivative instruments in cash flow hedges, foreign currency translation adjustments, pension and post-retirement plans and certain tax benefits related to stock options are recorded directly to shareholders’ equity as part of other comprehensive income (loss).

In preparing its tax returns, the Company is required to interpret complex tax laws and regulations and utilize income and cost allocation methods to determine its taxable income. On an ongoing basis, the Company is subject to examinations by federal, state, local and foreign taxing authorities that may give rise to differing interpretations of these complex laws, regulations and methods. Due to the nature of the examination process, it generally takes years before these examinations are completed and matters are resolved. Federal tax examinations for all years ending through December 31, 2010, are completed and resolved. The Company’s tax returns for the years ended December 31, 2011 and 2012 are under examination by the Internal Revenue Service. The years open to examination by state and local government authorities vary by jurisdiction.

A reconciliation of the changes in the federal, state and foreign unrecognized tax position balances are summarized as follows:

Year Ended December 31 (Dollars in Millions)	2014	2013	2012
Balance at beginning of period	$264	$302	$479
Additions for tax positions taken in prior years	31	44	73
Additions for tax positions taken in the current year	4	–	5
Exam resolutions	(22)	(56)	(245)
Statute expirations	(10)	(26)	(10)

Balance at end of period	$267	$264	$302

The total amount of unrecognized tax positions that, if recognized, would impact the effective income tax rate as of December 31, 2014, 2013 and 2012, were $192 million, $181 million and $240 million, respectively. The Company classifies interest and penalties related to unrecognized tax positions as a component of income tax expense. At December 31, 2014, the Company’s unrecognized tax position balance included $31 million in accrued interest. During the years ended December 31, 2014, 2013 and 2012 the Company recorded approximately $4 million, $(12) million and $(8) million, respectively, in interest on unrecognized tax positions.

U.S. BANCORP	The power of potential

While certain examinations may be concluded, statutes may lapse or other developments may occur, the Company does not believe there will be a significant increase or decrease in uncertain tax positions over the next twelve months.

Deferred income tax assets and liabilities reflect the tax effect of estimated temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for the same items for income tax reporting purposes.

The significant components of the Company’s net deferred tax asset (liability) follows:

At December 31 (Dollars in Millions)	2014	2013
Deferred Tax Assets
Allowance for credit losses	$1,652	$1,722
Accrued expenses	630	485
Pension and postretirement benefits	437	277
Federal, state and foreign net operating loss carryforwards	212	72
Stock compensation	143	165
Securities available-for-sale and financial instruments	–	172
Partnerships and other investment assets	403	646
Other deferred tax assets, net	208	179

Gross deferred tax assets	3,685	3,718
Deferred Tax Liabilities
Leasing activities	(3,042)	(2,872)
Mortgage servicing rights	(871)	(835)
Goodwill and other intangible assets	(772)	(666)
Loans	(212)	(211)
Securities available-for-sale and financial instruments	(165)	–
Fixed assets	(90)	(147)
Other deferred tax liabilities, net	(159)	(210)

Gross deferred tax liabilities	(5,311)	(4,941)
Valuation allowance	(101)	(82)

Net Deferred Tax Asset (Liability)	$(1,727)	$(1,305)

The Company has approximately $921 million of federal, state and foreign net operating loss carryforwards which expire at various times through 2034. A substantial portion of these carryforwards relate to state-only net operating losses. These carryforwards are subject to a full valuation allowance. Management has determined it is more likely than not the other net deferred tax assets could be realized through carry back to taxable income in prior years, future reversals of existing taxable temporary differences and future taxable income.

At December 31, 2014, retained earnings included approximately $102 million of base year reserves of acquired thrift institutions, for which no deferred federal income tax liability has been recognized. These base year reserves would be recaptured if the Company’s banking subsidiaries cease to qualify as a bank for federal income tax purposes. The base year reserves also remain subject to income tax penalty provisions that, in general, require recapture upon certain stock redemptions of, and excess distributions to, stockholders.